UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): March 9, 2011

Omega Protein Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-14003	76-0562134
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2105 City West Blvd, Suite 500, Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

(713) 623-0060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 8.01 Other Events

Omega Protein Corporation’s Current Report on Form 8-K dated March 9, 2011 reporting a Rule 10b5-1 stock sales plan for Harry O. Nicodemus IV is hereby amended as follows:

In the last sentence of the fourth paragraph of that Form 8-K, the number “100%” is replaced with the number “88%”.

All other provisions of the Form 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits

a.	Financial Statements of Businesses Acquired.

None.

b.	Pro Forma Financial Information

None.

c.	Shell Company Transactions

None.

d.	Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: March 11, 2011	/s/ John D. Held
John D. Held
Executive Vice President, General Counsel and Secretary